Exhibit 32.1

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officers of Nautilus, Inc., a Washington corporation (the “Company”), do hereby certify that:
To our knowledge, the Quarterly Report on Form 10-Q for the period ended March 31, 2021 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 10, 2021	By:	/s/ James Barr IV
Date		James Barr IV
Chief Executive Officer

May 10, 2021	By:	/s/ Aina E. Konold
Date		Aina E. Konold
Chief Financial Officer